Finance costs	12 Months Ended
Dec. 31, 2024
Finance costs.
Finance costs

11.Finance costs

	2024	2023	2022
	$’000	$'000	$'000

Net foreign exchange loss arising from financing - unrealized	1,610,715	1,713,242	157,836
Interest expenses - third party borrowings	359,965	362,381	256,208
Interest and finance charges paid/payable for lease liabilities	68,031	61,617	52,234
Net foreign exchange loss arising from financing - realized	23,304	162,944	206,329
Net foreign exchange loss on derivative instruments - realized	23,209	—	—
Interest expenses - withholding tax paid on bond interest	15,569	13,439	12,197
Fees on borrowings and financial derivatives	12,917	17,821	18,673
Unwinding of discount on decommissioning liability	9,191	9,156	7,084
Costs paid on early loan and bond settlement	237	—	—
Net foreign exchange loss on derivative instruments - unrealized	—	92,151	1,599
Fair value loss on embedded options	—	3,760	159,889
	2,123,138	2,436,511	872,049

The net foreign exchange loss arising from financing - unrealized in both 2024 and 2023 is predominantly due to the significant devaluation in the exchange rate between the Naira and the U.S. dollar during the year (2022: net foreign exchange loss arising from financing - unrealized in 2022 is primarily due to significant fluctuations in exchange rates predominantly between the Kwacha and the U.S. dollar, the Naira and the U.S. dollar rate and the Brazilian Real and the U.S. dollar). This arises on commercial bank and intercompany loans denominated in U.S. dollars at subsidiary level as a result of loan revaluations in local functional currency at period ends. Refer to note 4(b) for further information.